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Exhibit 10.4

                        AMENDMENT TO CONSULTING AGREEMENT

          This Amendment to Consulting Agreement is executed effective as of the 1st day of January, 2000 by and between Ballantyne of Omaha, Inc.
("Ballantyne"), a Delaware corporation, with its principal offices at 4350 McKinley Street, Omaha, Nebraska 68112, (the "Company"), and Arnold S. Tenney, an individual, whose mailing address is 4000 Chesswood Drive, DownsView, Ontario, Canada M3J2B9, ("Tenney").

          WITNESSETH that certain Consulting Agreement entered into between the parties effective as of January 1, 1999 is hereby amended as follows:

          Section 1. Engagement of said Agreement is hereby amended to extend the term of said Consulting Agreement for an additional six (6) month term commencing as of January 1, 2000 and ending on June 30, 2000. Notwithstanding the foregoing, either party may terminate said Agreement immediately for cause.

          Section 2. Except for the changes set forth, all of the terms, provisions and conditions of said Consulting Agreement effective as of January 1, 1999 shall remain in full force and effect.

          IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the 1st day of January, 2000.


                                                  BALLANTYNE OF OMAHA, INC.,
                                                  "Ballantyne"


                                             By:  /s/ John Wilmers
                                                  -------------------------
                                                  John Wilmers, President


                                                  /s/ Arnold S. Tenney
                                                  -------------------------
                                                  Arnold S. Tenney,  "Tenney"


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